SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 5, 1999



                            ELECTRONIC CLEARING HOUSE, INC.
             (Exact name of registrant as specified in its charter)



NEVADA                            0-15245                       93-0946274
(State or other jurisdiction     (Commission                  (IRS Employer
 of incorporation)                File Number)               Identification
                                                               No.)



         28001 Dorothy Drive,    Agoura Hills, California            91301
           (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999



          (Former name or former address, if changes since last report)

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTOR

          On May 5, 1999, Mr. Larry J. Thomas, President, Chief Operating Officer, Chief Technology Officer and director of the Registrant, resigned from his office. There was no disagreement between Mr. Thomas and the Registrant on any matter relating to the Registrant's operations, policies or practices.




ITEM 7.   EXHIBITS


Exhibit
Number         Description of Document

 99.1          Press release issued and dated May 7, 1999.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC CLEARING HOUSE, INC.
                                             (Registrant)




                              By:  \s\ Alice L. Cheung
                                Alice L. Cheung, Treasurer &
                                Chief Financial Officer



Dated:  May 12, 1999

                                                                   EXHIBIT 99.1



FOR IMMEDIATE RELEASE
May 7, 1999


     THOMAS RESIGNS AS PRESIDENT, CHIEF OPERATING OFFICER, CHIEF TECHNOLOGY
OFFICER          AND DIRECTOR OF ELECTRONIC CLEARING HOUSE, INC.

     Agoura Hills, Calif.--Joel M. Barry, Chairman and Chief Executive Officer of Electronic Clearing House, Inc. (NASDAQ:ECHO) announced today the resignation of Larry J. Thomas as President, Chief Operating Officer, Chief Technology Officer and Director.

     "Larry is a technical genius, in my opinion, and ECHO has benefitted greatly from the systems and procedures he designed and implemented over the past three years", Mr. Barry said. "He has built a strong team of people who will continue to follow the processes he has instituted and build further on them. Larry has decided that he would like the freedom to pursue specific personal goals and we wish Larry well and thank him for his significant contributions to ECHO's success over the past years."

     Mr. Thomas said, "It has been a great three years working with Joel Barry and the rest of the ECHO team. We have achieved a lot together and I have great confidence that the company will continue to grow and prosper."

     Mr. Barry will serve as CEO and President while Larry Brown, the creator of ECHONLINE Internet services, will serve as Chief Technology Officer for ECHO.

     To take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Actual operations and results may differ materially from those expressed in the forward-looking statements made by the Company.

     Electronic Clearing House, Inc. provides credit card processing, check guarantee, inventory tracking services and various Internet services to over 19,000 retail merchants and U-Haul dealers across the nation. ECHO also designs, develops and manufactures software and point-of-sale hardware that is utilized as credit card processing terminals, automated money order dispensers, inventory tracking devices, and casino cash advance systems.

                             #          #          #

Media Contact:
Donna Camras, Corporate Secretary                  URL: http://www.echo-inc.com
818-706-8999, ext. 3033                               E-MAIL: corp@echo-inc.com
Electronic Clearing House, Inc.
Agoura Hills, Calif.